Fees Summary	Oct. 15, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	59,841.07
Total Transaction Valuation	687,828,375.15
Total Offset Amount	0
Net Fee	$ 59,841.07
Offset Table N/A	N/A